SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported):  February 24, 1998


                       Data Systems Network Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


             1-13424                                  38-2649874
     (Commission File Number)              (IRS Employer Identification No.)

   34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (248) 489-8700

                                Not Applicable
         (Former name or former address, if changed since last report)




































ITEM 5.  OTHER EVENTS.

         On February 24, 1998, Data Systems Network Corporation issued a press release announcing that it has become aware of certain accounting irregularities which may have resulted in an overstatement of 1996 earnings and that its independent auditors had issued a letter notifying the Company that its auditors' report dated March 4, 1997 on Data Systems' financial statements should no longer be relied upon. The press release and the letter from its independent auditors referred to therein are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press Release, dated February 24, 1998
Exhibit 99.2     Letter from KPMG Peat Marwick LLP, dated February 24, 1998


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


February 26, 1998                          DATA SYSTEMS NETWORK CORPORATION


                                           /s/ Michael W. Grieves
                                          ----------------------------------
                                          By: Michael W. Grieves
                                              President and Chief
                                              Executive Officer